                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             April 11, 2005
                                                 -------------------------------

                          Majesco Entertainment Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-70663                                         06-1529524
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 (Commission File Number)                      (IRS Employer Identification No.)

      160 Raritan Center Parkway, Edison, New Jersey           08837
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

                             Majesco Holdings Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

            On April 11, 2005, the Registrant filed a Certificate of Ownership with the Secretary of State of the State of Delaware thereby (i) effecting the merger into the Registrant of its wholly-owned subsidiary Majesco Sales Inc., and (ii) changing the name of the Registrant from Majesco Holdings Inc. to
Majesco Entertainment Company. The Certificate of Ownership shall serve as an amendment to the Registrant's Amended and Restated Certificate of Incorporation.
The filing of the Certificate of Ownership was approved by the Registrant's board of directors on March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT
NUMBER                       EXHIBIT TITLE OR DESCRIPTION
----------- --------------------------------------------------------------------
3.1         Certificate of Ownership, as filed with the Secretary of State of the State of Delaware on April 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Majesco Entertainment Company
                                  (Registrant)

Date: April 14, 2005              By:      /s/ Carl J. Yankowski
                                           -------------------------
                                           Carl J. Yankowski
                                           Chief Executive Officer